                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported):April 29, 2003

                                   NYFIX, INC.
             (Exact name of registrant as specified in its charter)

New York                            0-21324                   06-1344888
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(State or other jurisdiction        (Commission             (IRS Employer
of incorporation)                   File Number)            Identification No.)

                 333 Ludlow Street, Stamford, Connecticut 06902
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                    (Address of principal executive offices)

        Registrant's telephone number, including area code: 203-425-8000
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         (Former name or former address, if changed since last report.)

Item 7.     Financial Statements and Exhibits.
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(c)         Exhibits
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            Exhibit No.        Exhibits
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            99.1               Press release of NYFIX, Inc. dated April 29, 2003.

Item 9.     Regulation FD Disclosure.
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            On April 29, 2003, NYFIX, Inc. (the "Company") announced its results for the fiscal  quarter ended March 31, 2003. The text of a press release issued by the  Company is  furnished  as  Exhibit  99.1 and is  incorporated  herein by reference.  The  information  contained  in this  report  on Form  8-K is  being furnished pursuant to Item 12 of Form 8-K as directed by the U.S. Securities and
Exchange Commission in Release No. 34-47583.

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                                    SIGNATURE
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            Pursuant to the requirements of the Securities Exchange Act of 1934, the  Registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             NYFIX, INC.

                                             By: /s/ Mark R. Hahn
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                                                 Mark R. Hahn
                                             Title: Chief Financial Officer
April 29, 2003

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